Transamerica Life Insurance Company
Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

November 1, 2021

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity - Registration No. 333-232467

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-212468

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended August 31, 2021, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

The America Funds: The Growth Fund of America, Inc., SEC File No.: 811-00862

BlackRock Capital Appreciation Fund, Inc., SEC File No.: 811-06669

BlackRock Advantage International Fund, Inc., SEC File No.: 811-08327

MFS Series Trust I – Growth Fund, SEC File No.: 811-04777

MFS Series Trust IV – Mid Cap Growth Fund, SEC File No.: 811-02594

MFS Series Trust I – Research International Fund, SEC File No.: 811-04777

Invesco Oppenheimer Capital Appreciation Fund, SEC File No.: 811-03105

Invesco Oppenheimer Main Street Fund, SEC File No.: 811-05360

Transamerica MFS International Equity Fund; SEC File No.: 811-02781

Templeton Growth Fund, Inc., SEC File No.: 811-04892

Semi-Annual Report Mailings:

TA WMC US Growth VP Fund, SEC File No.: 811-09645

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884.

Very truly yours,

    /s/ Brian Stallworth

Brian Stallworth

Assistant Secretary